UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Summit Cash Reserves Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Fixed income markets recorded modest overall gains in the first half of our fiscal year as long-term interest rates first rose sharply but then retraced almost all of the increase in early 2014. The Summit GNMA Fund, which is being merged into the GNMA Fund as of this writing, recorded a modest gain in this environment despite the Federal Reserve’s decision to reduce its purchases of GNMAs and other mortgage-backed securities. The Summit Cash Reserves Fund, like many of its peers, was flat for the period as Fed policy continued to hold very short-term interest rates near 0%.

ECONOMY AND INTEREST RATES

The U.S. economy expanded over the first half of our fiscal year, although many expect that final data will show a period of moderate contraction early in 2014. Encouragingly, the unemployment rate fell sharply, from 7.0% in November 2013 to 6.3% in April 2014. As has been the case for several years now, some of the decline was due to discouraged workers leaving the labor force, but decent payroll gains throughout most of the period also helped. The manufacturing and services sectors continued to expand at a decent clip, although the recovery in the housing sector slowed as higher mortgage rates discouraged refinancing and first-time buyers entered the market at a slower rate than anticipated.

Several economic indicators slumped early in 2014, but many attributed the slowdown to the severe winter weather across much of the country, which dampened retail traffic and delayed construction projects. According to the latest data, the economy expanded at an annualized rate of 2.6% in the fourth quarter of 2013 but then slowed to a crawl, growing at a rate of only 0.1% in the first quarter—a figure that many economists expect will be revised even lower. Better manufacturing and sales data in March and April raised hopes of a springtime “thaw,” however, and most observers expected faster growth later in the year.

Indeed, Federal Reserve policymakers were among those who saw more solid underpinnings for the economy in 2014. Citing an improved labor market, the Federal Reserve indicated early in our fiscal year that it would begin reducing the downward pressure it had applied on long-term interest rates in an effort to stimulate growth. Policymakers announced that they would begin tapering the central bank’s purchases of long-term assets—namely, Treasury bonds and mortgage-backed securities—thereby reducing demand and allowing yields to rise. The change in policy would also be guided by new Fed Chair Janet Yellen, who was confirmed in early January to replace Ben Bernanke.

Long-term Treasury yields increased as the change in the path of Fed policy became clear in late 2013, but yields surprised many by reversing course and heading lower in early 2014. The winter slowdown in the U.S. economy was one important factor in the decline. Another driver was a significant weakening in the growth of China and other emerging markets, which appeared for a time to be accompanied by a renewed capital flight from fragile developing economies. While fears of another emerging markets currency crisis soon abated, Russia’s incursion into the Crimea region of Ukraine in early March fostered a further “flight to safety” in Treasuries and other low-risk assets. Meanwhile, very short-term yields stayed near 0%, as most investors remained convinced that the Federal Reserve would not guide them higher until 2015, at the earliest.

SUMMIT CASH RESERVES FUND
Your fund returned 0.00% over the first half of its fiscal year ended April 30, 2014. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield. While performance comparisons in this environment are difficult, the fund’s longer-term returns have compared favorably with other taxable money funds. Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 42 of 223, 67 of 217, 61 of 205, and 16 of 171 money market funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2014, respectively. (Past performance cannot guarantee future results.)

Although the beginning of the Fed’s tapering of its asset purchase program was a leading story in fixed income markets over the past six months, the very short-term securities in which we invest felt no impact from the change in policy. Rather, money market rates remained closely tied to the federal funds rate, currently targeted at between 0.00% and 0.25%. Short-term rates are unlikely to rise significantly until the Fed signals that a short-term benchmark rate raise is imminent.

Our market did, however, feel some impact from another bout of uncertainty caused by U.S. lawmakers’ indecisiveness regarding budget negotiations and debt ceiling issues in February. As they had in the summer of 2011 and fall of 2013, worries grew that a deadlocked Congress might not permit the repayment of short-term Treasury obligations that were coming due, but the price volatility was much milder this time. The downward pressure on prices was quickly ameliorated when the government voted to suspend the debt ceiling until March 2015.

Excluding the temporary sell-off in Treasury bills caused by the budget negotiations, the reporting period saw continued low rates. Three-month LIBOR, a benchmark interbank lending rate, continued its slow descent, dropping from 0.25% to 0.22% over the reporting period. LIBOR is the basis for pricing many money market instruments, so we have seen lower rates across all money market products. Three-month Treasury bills have traded in a range between 0.01% and 0.10%, while one-year bills have fluctuated between 0.09% and 0.15%. The overwhelming demand for high-quality, liquid investments has led to very minimal differences in yields between the shortest-term securities and those with slightly longer maturities in recent years.

Repurchase agreements continue to play an important role in the portfolio, as they provide another way to obtain high liquidity and quality. During the period, we started entering into repurchase agreements with the Federal Reserve as counterparty at very competitive rates, averaging around 0.05%. With pending bank regulatory reform, we expect the Federal Reserve to increasingly supplant banks and dealers as a source of supply of such agreements. Municipal variable rate securities also remain a sizable portion of the portfolio, although rates on these investments have dropped slightly and averaged 0.06% over the reporting period.

The Fed’s own forecasts suggest that short-term interest rates will move higher in the middle of 2015. With that time frame just beginning to enter into the investment horizon of the fund, we are quite cognizant that some money market rates may move higher in anticipation of a rate hike. For now, we are maintaining the same strategy that has been successful in the recent past and keeping the fund’s weighted average maturity longer than that of the competitor average. If, in our opinion, the likelihood of rate hikes begins to increase, we may focus more on the shortest-term securities in order to be able to reinvest in higher-rate securities as soon as they become available. What will remain constant is our focus on principal stability, quality, and liquidity—especially in the current low interest rate environment.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 1.30% over the first half of its fiscal year ended April 30, 2014. As shown in the Performance Comparison table, the portfolio slightly trailed the Barclays U.S. GNMA Index and performed in line with its peer group average. The fund’s performance compared favorably with the majority of its peers over most time periods. Based on cumulative total return, the fund was ranked 32 of 66, 25 of 63, 26 of 60, and 22 of 50 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended April 30, 2014, respectively. (Past performance cannot guarantee future results.)

GNMAs and other agency-issued mortgage-backed securities (MBS) saw decent gains and outperformed Treasuries with similar maturities over the past six months. The sector underperformed higher-risk segments of the market, however, lagging investment-grade corporate bonds, asset-backed securities, and commercial mortgage-backed securities. Within the agency MBS segment, GNMAs underperformed those issued by Fannie Mae and Freddie Mac, and 30-year GNMAs fared worse than 15-year issues. As the Fed began to reduce its purchases of agency MBS in January, those securities that had been the target of Fed buying in previous months fared worst.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Favorable security selection helped performance relative to the benchmark over the past six months. Our sector allocations provided a smaller boost to performance, particularly our underweight position in 30-year GNMAs and a corresponding overweight to FNMAs, another type of agency MBS. As shown in the Security Diversification table, such securities represented 9% of the portfolio at the end of our reporting period.

The fund takes small positions in non-MBS securities in an attempt to diversify the portfolio and boost returns. Our modest, out-of-benchmark allocation to collateralized mortgage obligations weighed on returns somewhat. In terms of our interest rate positioning, our overweight allocation to securities maturing in five years weighed on returns, as these underperformed long-term issues.

OUTLOOK

While we believe that fixed income securities still deserve a place in most investors’ portfolios, opportunities in most segments appear limited over the short and intermediate terms. Barring unusual and unforeseen events, yields are likely to resume rising in the coming months as the global economy continues its slow recovery, which will put pressure on the prices of MBS and other longer-term bonds. In the meantime, short-term securities are likely to continue offering very minimal returns. Our focus in this environment will be on using our careful, in-house research to find appropriate investments, and we will avoid reaching for the little additional yield that is available by taking undue risks.

As explained in the sidebar below, this will be the last report of the Summit GNMA Fund, but we look forward to communicating soon with those of you becoming shareholders of the GNMA Fund, which has a fiscal year ending May 30, 2014. Shareholders of the Summit Cash Reserves Fund should expect to hear from Joe Lynagh as usual following the end of its fiscal year on October 31, 2014.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 16, 2014

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

CLOSURE OF SUMMIT GNMA FUND

As you are aware, shareholders recently voted to close the Summit GNMA Fund and merge its assets into the GNMA Fund, which has a substantially similar investment objective and strategy, as of May 19, 2014. The combined fund will remain managed by Andrew C. McCormick. As we explained in our last report, we believe that combining the two funds should result in lower operating costs, meaning that Summit GNMA Fund shareholders will benefit from a potentially lower expense ratio. Shareholders will also benefit from the lower initial minimum investment in the GNMA Fund that remains $2,500 for regular accounts and $1,000 for IRA accounts. The merger will result in a tax-free exchange, with Summit GNMA Fund shareholders retaining the same tax basis in their newly acquired shares in the GNMA Fund. Shareholders of the Summit Cash Reserves Fund will not be affected by the merger.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause the share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial, rather than residential, properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income(1)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	0.01
Net realized and unrealized gain / loss	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total from investment activities	–(3)	–(3)	–(3)	–(3)	–(3)	0.01
Distributions						
Net investment income	–(3)	–(3)	–(3)	–(3)	–(3)	(0.01)
NET ASSET VALUE End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return(4)	**0.00%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.60%**
Ratio of total expenses to average net assets	0.15%(2)(6)	0.19%(2)	0.28%(2)	0.28%(2)	0.37%(2)	0.49%(5)
Ratio of net investment income to average net assets	0.01%(2)(6)	0.01%(2)	0.01%(2)	0.01%(2)	0.01%(2)	0.62%
Net assets, end of period (in millions)	$ 5,773	$ 6,057	$ 5,620	$ 5,644	$ 5,549	$ 5,961

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the effect of voluntary management fee waivers of 0.30%, 0.26%, 0.17%, 0.17%, and 0.08% of average net assets for the periods ended 4/30/14, 10/31/13, 10/31/12, 10/31/11, and 10/31/10, respectively (see Note 5).

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Includes participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds equal to 0.04% of average net assets for the year ended 10/31/09.

(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
ASSET-BACKED COMMERCIAL PAPER 8.3%		
Alpine Securitization, 0.20%, 7/24/14 (1)	7,200	7,197
Chariot Funding, 0.28%, 10/21/14 (1)	12,000	11,984
Chariot Funding, 0.28%, 11/18/14 (1)	24,000	23,962
Chariot Funding, 0.28%, 11/25/14 (1)	12,500	12,480
Chariot Funding, 0.28%, 1/5/15 (1)	11,850	11,827
Chariot Funding, 0.28%, 1/6/15 (1)	12,000	11,977
Fairway Finance, VR, 0.173%, 6/5/14 (1)	12,590	12,590
Fairway Finance, VR, 0.183%, 10/7/14 (1)	16,617	16,617
Jupiter Securitization, 0.28%, 11/18/14 (1)	11,700	11,682
Jupiter Securitization, 0.28%, 11/25/14 (1)	25,000	24,959
Jupiter Securitization, 0.28%, 12/29/14 (1)	3,996	3,988
Jupiter Securitization, 0.30%, 10/3/14 (1)	24,280	24,249
Liberty Street Funding, 0.17%, 7/7/14 (1)	14,250	14,245
Liberty Street Funding, 0.17%, 7/10/14 (1)	7,550	7,547
Liberty Street Funding, 0.18%, 5/22/14 (1)	24,000	23,997
Liberty Street Funding, 0.19%, 6/16/14 (1)	21,590	21,585
MetLife Short Term Funding, 0.11%, 6/4/14 (1)	24,000	23,997
MetLife Short Term Funding, 0.21%, 8/4/14 (1)	22,200	22,188
MetLife Short Term Funding, 0.33%, 1/27/15 (1)	23,500	23,442
Old Line Funding, 0.17%, 8/11/14 (1)	14,250	14,243
Old Line Funding, 0.22%, 10/20/14 (1)	23,850	23,825
Old Line Funding, 0.23%, 9/9/14 (1)	12,470	12,460
Old Line Funding, VR, 0.183%, 9/5/14 (1)	17,460	17,460
Thunder Bay Funding, 0.06%, 5/1/14 (1)	27,842	27,842
Thunder Bay Funding, 0.20%, 6/20/14 (1)	19,350	19,345
Thunder Bay Funding, 0.20%, 7/10/14 (1)	13,600	13,595
Thunder Bay Funding, 0.22%, 10/22/14 (1)	24,000	23,974
Thunder Bay Funding, 0.23%, 5/19/14 (1)	14,550	14,548
Total Asset-Backed Commercial Paper (Cost $477,805)		477,805

CERTIFICATES OF DEPOSIT 12.7%

Bank of Montreal (Chicago), 0.22%, 8/14/14 (2)	24,000	24,000
Bank of Montreal (Chicago), VR, 0.252%, 6/26/14 (2)	23,300	23,300
Bank of Tokyo-Mitsubishi, 0.19%, 5/21/14 (2)	24,300	24,300
Bank of Tokyo-Mitsubishi, 0.19%, 7/9/14 (2)	23,950	23,950
Bank of Tokyo-Mitsubishi, 0.20%, 7/3/14 (2)	24,000	24,000
Branch Banking & Trust, 0.15%, 6/27/14 (3)	24,000	24,000
Branch Banking & Trust, 0.15%, 7/24/14 (3)	23,750	23,750
Branch Banking & Trust, 0.17%, 7/29/14 (3)	23,750	23,750
Chase Bank USA, VR, 0.259%, 4/24/15 (3)	23,710	23,710
JPMorgan Chase, 0.38%, 12/17/14 (3)	24,600	24,600
JPMorgan Chase, 0.42%, 7/28/14 (3)	27,050	27,050
Royal Bank of Canada, VR, 0.251%, 10/17/14 (2)	11,500	11,500
Royal Bank of Canada, VR, 0.30%, 6/24/14 (2)	35,350	35,350
State Street Bank & Trust, 0.20%, 10/6/14 (3)	23,750	23,750
State Street Bank & Trust, 0.20%, 10/14/14 (3)	23,800	23,800
Sumitomo Mitsui Banking, 0.21%, 5/21/14 (2)	24,000	24,000
Sumitomo Mitsui Banking, 0.21%, 5/29/14 (2)	24,740	24,740
Sumitomo Mitsui Banking, 0.21%, 6/2/14 (2)	24,500	24,500
Sumitomo Mitsui Banking, 0.21%, 7/1/14 (2)	23,950	23,950
Svenska Handelsbanken, 0.16%, 7/30/14 (2)	23,750	23,750
Toronto-Dominion Bank, 0.27%, 1/26/15 (2)	24,000	24,000
Toronto-Dominion Bank, VR, 0.202%, 6/24/14 (2)	23,435	23,436
Toronto-Dominion Bank, VR, 0.222%, 7/25/14 (2)	22,650	22,650
U.S. Bank, 0.14%, 5/2/14 (3)	48,000	48,000
UBS Stamford, 0.245%, 6/18/14 (2)	24,250	24,250
UBS Stamford, VR, 0.253%, 10/10/14 (2)	47,880	47,880
Wells Fargo Bank, 0.20%, 5/6/14 (3)	37,000	37,001
Wells Fargo Bank, VR, 0.202%, 5/1/14 (3)	14,400	14,400

Westpac Banking, VR, 0.258%, 7/18/14 (2)	10,500	10,500
Total Certificates of Deposit (Cost $733,867)		733,867

FINANCIAL COMPANY COMMERCIAL PAPER 13.5%

ASB Finance London, VR, 0.277%, 8/4/14 (1)	22,470	22,469
Australia & New Zealand Banking Group, 0.15%, 7/24/14 (1)	23,750	23,742
Australia & New Zealand Banking Group VR, 0.233%, 6/5/14 (1)	12,500	12,501
Bank of Tokyo-Mitsubishi, 0.19%, 5/2/14	24,250	24,250
BNP Paribas Finance, 0.22%, 6/20/14	24,750	24,742
BNP Paribas Finance, 0.28%, 8/20/14	24,500	24,479
BNP Paribas Finance, 0.30%, 9/15/14	24,600	24,572
Commonwealth Bank of Australia, VR, 0.182%, 10/1/14 (1)	9,500	9,500
Commonwealth Bank of Australia, VR, 0.222%, 9/25/14 (1)	23,450	23,450
CPPIB Capital, 0.14%, 7/2/14 (1)	26,400	26,394
CPPIB Capital, 0.14%, 7/21/14 (1)	33,100	33,090
CPPIB Capital, 0.17%, 10/20/14 (1)	12,000	11,990
Credit Suisse First Boston, 0.26%, 10/3/14	14,400	14,384
Credit Suisse First Boston, 0.26%, 10/14/14	23,600	23,572
DNB Bank, 0.185%, 5/27/14 (1)	14,500	14,498
DNB Bank, 0.22%, 7/7/14 (1)	15,000	14,994
DNB Bank, 0.225%, 7/21/14 (1)	12,100	12,094
DNB Bank, 0.235%, 8/25/14 (1)	18,850	18,836
DNB Bank, 0.24%, 9/22/14 (1)	11,750	11,739
GE Capital, 0.20%, 8/7/14	23,390	23,377
HSBC USA, 0.22%, 8/6/14	17,000	16,990
HSBC USA, 0.24%, 10/22/14	4,800	4,794
HSBC USA, 0.25%, 8/20/14	55,000	54,958
Massachusetts Mutual Life Insurance, 0.07%, 5/14/14 (1)	11,850	11,850
Massachusetts Mutual Life Insurance, 0.08%, 5/19/14 (1)	11,750	11,749

Nordea Bank, 0.19%, 5/20/14 (1)	11,750	11,749
Nordea Bank, 0.195%, 8/5/14 (1)	21,100	21,089
Nordea Bank, 0.20%, 6/9/14 (1)	7,500	7,498
Nordea Bank, 0.21%, 9/24/14 (1)	19,670	19,653
Nordea Bank, 0.225%, 10/21/14 (1)	11,750	11,737
PNC Bank, 0.26%, 9/15/14	23,750	23,726
PNC Bank, 0.30%, 10/17/14	24,000	24,000
PNC Bank, 0.30%, 12/12/14	24,600	24,600
Standard Chartered Bank, 0.26%, 8/29/14 (1)	19,600	19,583
Standard Chartered Bank, 0.27%, 10/15/14 (1)	23,700	23,670
Standard Chartered Bank, 0.28%, 10/20/14 (1)	28,750	28,712
Svenska Handelsbanken, 0.13%, 6/11/14 (1)	4,800	4,799
Svenska Handelsbanken, 0.16%, 6/25/14 (1)	15,360	15,356
Westpac Banking, 0.30%, 12/29/14 (1)	23,450	23,403
Westpac Securities, 0.19%, 5/21/14 (1)	2,400	2,400
Westpac Securities, 0.21%, 9/26/14 (1)	23,740	23,719
Total Financial Company Commercial Paper (Cost $780,708)		780,708

GOVERNMENT AGENCY DEBT 2.5% (4)

Federal Farm Credit Banks, VR, 0.082%, 5/1/14	33,530	33,530
Federal Home Loan Banks, 0.07%, 5/16/14	100,000	99,997
Federal Home Loan Banks, 0.09%, 5/14/14	11,190	11,190
Federal Home Loan Mortgage, 5.00%, 7/15/14	798	806
Total Government Agency Debt (Cost $145,523)		145,523

OTHER COMMERCIAL PAPER 27.1%

Baptist Memorial Health Care, 0.18%, 7/15/14	16,400	16,400
Baptist Memorial Health Care, 0.18%, 7/24/14	10,750	10,750
BASF, 0.12%, 6/16/14 (1)	47,880	47,873
BASF, 0.12%, 6/30/14 (1)	23,880	23,875

BASF, 0.30%, 5/2/14 (1)	8,000	8,000
California State Univ. Institute, 0.15%, 6/3/14	10,500	10,500
Caterpillar Financial Services, 0.09%, 5/27/14	42,604	42,601
Catholic Health East Trinity, 0.11%, 5/1/14	4,800	4,800
Catholic Health East Trinity, 0.14%, 6/23/14	28,125	28,119
Catholic Health Initiatives, 0.16%, 7/9/14	5,420	5,418
Catholic Health Initiatives, 0.17%, 8/4/14	5,620	5,617
Catholic Health Initiatives, 0.18%, 8/5/14	23,521	23,510
Catholic Health Initiatives, 0.18%, 8/11/14	13,360	13,353
Chicago, GO, 0.12%, 5/6/14	3,300	3,300
Chicago, GO, 0.18%, 7/29/14	4,795	4,793
Coca-Cola, 0.19%, 9/5/14 (1)	14,200	14,190
Danaher, 0.09%, 5/9/14 (1)	36,029	36,028
Electricite de France, 0.11%, 5/29/14 (1)	23,650	23,648
Electricite de France, 0.15%, 5/5/14 (1)	2,280	2,280
Electricite de France, 0.15%, 7/14/14 (1)	28,550	28,541
Electricite de France, 0.16%, 6/25/14 (1)	19,200	19,195
Emory Univ., 0.15%, 7/16/14	9,500	9,500
Emory Univ., 0.17%, 5/13/14	16,500	16,500
Emory Univ., 0.18%, 6/10/14	13,400	13,400
Emory Univ., 0.20%, 6/25/14	3,500	3,500
GlaxoSmithKline Finance, 0.08%, 5/6/14 (1)	23,850	23,850
GlaxoSmithKline Finance, 0.11%, 5/20/14 (1)	24,850	24,849
GlaxoSmithKline Finance, 0.12%, 6/2/14 (1)	23,750	23,747
Google, 0.09%, 5/7/14 (1)	11,850	11,850
Hennepin County, GO, 0.14%, 5/2/14	24,580	24,580
Hydro-Quebec, 0.08%, 5/9/14 (1)	12,000	12,000
KfW International Finance, 0.105%, 6/3/14 (1)	12,000	11,999
KfW International Finance, 0.11%, 5/23/14 (1)	37,400	37,397
Los Angeles Airport, 0.18%, 5/15/14	32,576	32,574

Los Angeles Municipal Improvement Corp., 0.12%, 5/7/14	6,900	6,900
Los Angeles Municipal Improvement Corp., 0.12%, 5/7/14	3,784	3,784
Los Angeles Municipal Improvement Corp., 0.14%, 5/15/14	5,000	5,000
Michigan State Univ. Board of Trustees, 0.14%, 5/7/14	11,925	11,925
Nestle Finance International, 0.11%, 6/3/14	23,750	23,748
Nestle Finance International, 0.11%, 6/9/14	18,680	18,678
Northwestern Univ., 0.10%, 5/14/14	14,050	14,049
Northwestern Univ., 0.10%, 5/28/14	7,300	7,299
PepsiCo, 0.10%, 5/12/14 (1)	23,500	23,499
Philadelphia, Airport, 0.25%, 6/6/14	6,200	6,200
Philadelphia, Airport, TECP, 0.25%, 5/5/14	13,000	13,000
Philip Morris International, 0.08%, 5/9/14 (1)	18,100	18,100
Philip Morris International, 0.10%, 5/14/14 (1)	17,350	17,349
Port of Oakland, 0.15%, 5/14/14	7,000	7,000
Procter & Gamble, 0.10%, 5/5/14 (1)	34,700	34,700
Procter & Gamble, 0.14%, 6/10/14 (1)	19,200	19,197
Providence Health & Services, 0.16%, 6/4/14	24,250	24,250
Province of Ontario, 0.08%, 5/6/14	24,000	24,000
Province of Ontario, 0.11%, 5/1/14	26,300	26,300
Province of Quebec, 0.08%, 5/9/14	35,500	35,499
Reckitt Benckiser Treasury, 0.18%, 7/29/14 (1)	11,750	11,745
Reckitt Benckiser Treasury, 0.21%, 8/13/14 (1)	24,000	23,985
Reckitt Benckiser Treasury, 0.33%, 3/2/15 (1)	24,500	24,431
Reckitt Benckiser Treasury, 0.33%, 3/10/15 (1)	12,350	12,315
Roche Holdings, 0.083%, 5/19/14 (1)	23,650	23,649
Roche Holdings, 0.12%, 5/6/14 (1)	23,290	23,290
Saint Joseph County, Univ. of Notre Dame, 0.14%, 5/1/14	17,750	17,750
Saint Joseph County, Univ. of Notre Dame, 0.15%, 5/21/14	18,425	18,423
Sanofi, 0.09%, 5/12/14 (1)	48,000	47,999
Sanofi, 0.10%, 5/6/14 (1)	24,000	24,000

Sentara Healthcare, 0.21%, 5/15/14	5,750	5,750
Sentara Healthcare, 0.21%, 6/6/14	14,280	14,280
Sentara Healthcare, 0.23%, 5/12/14	13,700	13,700
Siemens Capital, 0.06%, 5/5/14 (1)	19,200	19,200
Siemens Capital, 0.09%, 5/27/14 (1)	4,550	4,550
Siemens Capital, 0.11%, 6/9/14 (1)	24,000	23,997
Stanford Univ., 0.11%, 5/22/14	16,830	16,829
StatoilHydro, 0.07%, 5/2/14 (1)	16,100	16,100
StatoilHydro, 0.08%, 5/5/14 (1)	47,725	47,725
Tennessee, GO, 0.15%, 7/9/14	12,240	12,240
Texas Agriculture Fin. Auth., 0.18%, 7/16/14	4,300	4,298
Texas PFA, GO, 0.18%, 7/10/14	26,000	26,000
Texas PFA, GO, TECP, 0.17%, 7/9/14	23,400	23,400
Texas PFA, GO, TECP, 0.20%, 5/1/14	14,500	14,500
Total Capital Canada, 0.11%, 6/26/14 (1)	34,300	34,294
Toyota Motor Credit, 0.28%, 6/9/14	26,055	26,047
Univ. of California Regents, 0.14%, 6/4/14	16,000	15,998
Univ. of California Regents, 0.15%, 7/22/14	10,920	10,916
Univ. of California Regents, 0.16%, 5/21/14	4,400	4,400
Univ. of California Regents, 0.16%, 7/7/14	9,600	9,597
Univ. of Michigan Regents, 0.14%, 6/12/14	2,440	2,440
Univ. of Utah, 0.12%, 5/12/14	7,370	7,370
Vanderbilt Univ., 0.25%, 7/8/14	24,150	24,139
Total Other Commercial Paper (Cost $1,564,371)		1,564,371
OTHER INSTRUMENTS 2.5%		
American Honda Finance, VR, 0.234%, 12/5/14	13,500	13,500
American Honda Finance, VR, 0.235%, 5/20/14 (5)	24,560	24,560
American Honda Finance, VR, 0.246%, 7/17/14 (5)	22,800	22,800
Berkshire Hathaway Finance, 4.85%, 1/15/15	3,500	3,613

Pennsylvania Higher EFA, Univ. of Pennsylvania VRTR, 0.13%, 5/7/14 (5)	7,400	7,400
Total Other Municipal Debt (Cost $76,720)		76,720

OTHER NOTES 7.2%

American Honda Finance, 1.85%, 9/19/14 (5)	8,400	8,448
American Honda Finance, VR, 0.635%, 6/18/14 (5)	1,300	1,301
American Honda Finance, VR, 0.687%, 5/8/14 (5)	700	700
BHP Billiton Finance, 1.125%, 11/21/14	29,984	30,126
Caterpillar Financial Services, 1.375%, 5/20/14	3,200	3,202
CIT Equipment Collateral Trust, Series 2013-VT1, Class A1 0.30%, 11/20/14 (5)	8,999	8,999
Commonwealth Bank of Australia, 3.50%, 3/19/15 (5)	12,500	12,849
Commonwealth Bank of Australia, 3.75%, 10/15/14 (5)	3,370	3,423
Credit Suisse New York, 5.50%, 5/1/14	34,601	34,601
Enterprise Fleet Financing, Series 2013-2, Class A1 0.29%, 8/20/14 (5)	1,487	1,487
Export Development Canada, 1.50%, 5/15/14	11,750	11,756
GE Capital, 4.875%, 3/4/15	3,300	3,427
GE Capital, VR, 0.866%, 6/2/14	15,070	15,079
GE Equipment Small Ticket, Series 2013-1A, Class A1 0.23%, 8/25/14 (5)	1,019	1,019
IBM, 1.25%, 5/12/14	400	400
IBM, VR, 0.217%, 2/4/15	49,160	49,177
International Bank for Reconstruction & Development VR, 0.17%, 7/23/14	57,800	57,801
John Deere Capital, 1.25%, 12/2/14	1,500	1,508
John Deere Capital, VR, 0.764%, 9/22/14	15,000	15,034
Johnson & Johnson, 1.20%, 5/15/14	4,000	4,001
Johnson & Johnson, VR, 0.326%, 5/15/14	38,304	38,307
Mellon Funding, VR, 0.386%, 5/15/14	4,300	4,300
Oracle, 3.75%, 7/8/14	9,749	9,811

Province of Ontario, 2.95%, 2/5/15	22,402	22,859
Royal Bank of Canada, 1.15%, 3/13/15	22,336	22,498
Royal Bank of Canada, 1.45%, 10/30/14	6,400	6,437
Toronto-Dominion Bank, 1.375%, 7/14/14	1,670	1,674
Toronto-Dominion Bank, VR, 0.527%, 7/14/14	470	470
Toyota Motor Credit, VR, 0.227%, 7/14/14	20,500	20,500
U.S. Bancorp, 2.875%, 11/20/14	2,200	2,232
U.S. Bancorp, 3.125%, 4/1/15	19,550	20,057
U.S. Bancorp, 4.20%, 5/15/14	2,700	2,704
Total Other Notes (Cost $416,187)		416,187
TREASURY DEBT 7.3%		
U.S. Treasury Bills, 0.048%, 5/8/14	48,000	48,000
U.S. Treasury Bills, 0.105%, 5/15/14	38,000	37,998
U.S. Treasury Notes, 0.625%, 7/15/14	46,470	46,520
U.S. Treasury Notes, 2.25%, 5/31/14	23,700	23,742
U.S. Treasury Notes, 2.625%, 7/31/14	23,400	23,543
U.S. Treasury Notes, 4.00%, 2/15/15	24,000	24,730
U.S. Treasury Notes, 4.25%, 8/15/14	7,580	7,671
U.S. Treasury Notes, 4.75%, 5/15/14	41,275	41,348
U.S. Treasury Notes, FRN, 0.075%, 1/31/16	97,820	97,783
U.S. Treasury Notes, FRN, 0.099%, 4/30/16	70,900	70,900
Total Treasury Debt (Cost $422,235)		422,235
VARIABLE RATE DEMAND NOTES 20.4%		
Alaska HFC, Single Family, VRDN, 0.09%, 5/1/14 (6)	39,135	39,135
Alaska HFC, Single Family, VRDN, 0.09%, 5/1/14 (6)	8,270	8,270
Arizona Board of Regents, Arizona State Univ. VRDN, 0.09%, 5/7/14	13,000	13,000
Austin, Water & Wastewater, VRDN, 0.12%, 5/7/14	12,020	12,020

Austin Airport System, VRDN, 0.12%, 5/7/14 (6)	5,910	5,910
California, GO, VRDN, 0.11%, 5/7/14	12,000	12,000
California HFA, Saint Joseph Health, VRDN, 0.07%, 5/7/14	20,480	20,480
California Housing Fin. Agency, Single Family VRDN, 0.11%, 5/7/14 (6)	17,185	17,185
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.08%, 5/7/14	4,395	4,395
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.08%, 5/7/14	6,280	6,280
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.08%, 5/7/14	9,330	9,330
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.09%, 5/7/14	4,105	4,105
Dallas Performing Arts Cultural Facilities, VRDN, 0.14%, 5/7/14	11,750	11,750
Delaware HFA, Christiana Care Health Services, VRDN 0.12%, 5/7/14	14,400	14,400
Fulton County Dev. Auth., Woodruff Arts Center VRDN, 0.10%, 5/7/14	10,500	10,500
Georgia Private Colleges & Univ. Auth., Emory Univ. VRDN, 0.11%, 5/7/14	13,370	13,370
Hanover County Economic Dev. Auth., Bon Secours Health VRDN, 0.10%, 5/7/14	15,710	15,710
Harris County Cultural Ed. Fac., Methodist Hosp. System VRDN, 0.08%, 5/1/14	7,735	7,735
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.12%, 5/7/14	23,595	23,595
Illinois Fin. Auth., Little Company of Mary Hosp. VRDN, 0.13%, 5/7/14	8,130	8,130
Illinois Fin. Auth., Northwestern Memorial Healthcare VRDN, 0.10%, 5/7/14	34,385	34,385
Illinois Fin. Auth., Northwestern Memorial Healthcare VRDN, 0.14%, 5/7/14	8,270	8,270
Indiana Fin. Auth., Catholic Health East Trinity VRDN, 0.13%, 5/7/14	25,680	25,680
Indiana Fin. Auth., Indiana Univ. Health, VRDN, 0.12%, 5/1/14	43,365	43,365

Indiana Fin. Auth., Parkview Health, VRDN, 0.09%, 5/7/14	8,040	8,040
Johnson City Health & Ed. Fac. Board Mountain States Health Alliance, VRDN, 0.09%, 5/7/14	22,040	22,040
Johnson City Health & Ed. Fac. Board Mountain States Health Alliance, VRDN, 0.13%, 5/7/14	1,385	1,385
Johnson City Health & Ed. Fac. Board Mountain States Health Alliance, VRDN, 0.13%, 5/7/14	4,780	4,780
Lynchburg IDA, Centra Health, VRDN, 0.12%, 5/7/14	20,240	20,240
Lynchburg IDA, Centra Health, VRDN, 0.12%, 5/7/14	4,525	4,525
Maryland HHEFA, Maryland Health Pool 85 A&B VRDN, 0.09%, 5/7/14	24,500	24,500
Maryland HHEFA, Maryland Health Pool 85 A&B VRDN, 0.11%, 5/7/14	9,095	9,095
Michigan Fin. Auth., GO, School Loan, VRDN, 0.10%, 5/7/14	12,000	12,000
Michigan Fin. Auth., GO, School Loan, VRDN, 0.12%, 5/7/14	25,000	25,000
Minnesota Office of Higher Ed., School Loan, VRDN 0.11%, 5/7/14	1,725	1,725
Minnesota Office of Higher Ed., School Loan, VRDN 0.13%, 5/7/14 (6)	33,000	33,000
Minnesota Office of Higher Ed., School Loan, VRDN 0.13%, 5/7/14 (6)	37,155	37,155
Mississippi Hosp. Equipment Fac. Auth. North Mississippi Health, VRDN, 0.11%, 5/7/14	8,948	8,948
Missouri HEFA, BJC Health, VRDN, 0.11%, 5/7/14	14,400	14,400
Missouri HEFA, SSM Health Care, VRDN, 0.14%, 5/7/14	17,690	17,690
Montgomery County Housing Opportunities Commission Multi-Family, VRDN, 0.13%, 5/7/14	7,285	7,285
Montgomery County Housing Opportunities Commission Oakfield Apartments, VRDN, 0.11%, 5/7/14 (6)	12,800	12,800
Montgomery County Housing Opportunities Commission Single Family, VRDN, 0.12%, 5/7/14	8,315	8,315
Nassau County Interim Fin. Auth., Sales Tax VRDN, 0.09%, 5/7/14	28,100	28,100
Nassau County Interim Fin. Auth., Sales Tax VRDN, 0.09%, 5/7/14	12,360	12,360

Nebraska Investment Fin. Auth., Single Family VRDN, 0.11%, 5/7/14	67,325	67,325
New Hampshire HEFA, Student Loan, VRDN, 0.11%, 5/7/14	8,100	8,100
New York City Health & Hosp., VRDN, 0.10%, 5/7/14	9,300	9,300
New York City Transitional Fin. Auth., VRDN, 0.09%, 5/7/14	13,800	13,800
New York State Energy Research & Dev., Consolidated Edison VRDN, 0.10%, 5/7/14 (6)	10,810	10,810
New York State Housing Fin. Agency, 160 Madison VRDN, 0.10%, 5/1/14	13,000	13,000
New York State Housing Fin. Agency, 160 West 62nd Street VRDN, 0.18%, 5/7/14	4,000	4,000
New York State Housing Fin. Agency, 42nd & 10th Assoc. VRDN, 0.09%, 5/7/14 (6)	15,550	15,550
New York State Housing Fin. Agency, Gotham West Housing VRDN, 0.10%, 5/7/14	4,800	4,800
New York State Housing Fin. Agency, Lexington Belvedere VRDN, 0.11%, 5/7/14 (6)	20,000	20,000
New York State Housing Fin. Agency, Multi-Family VRDN, 0.11%, 5/7/14 (6)	10,500	10,500
New York State Mortgage Agency, Single Family VRDN, 0.10%, 5/1/14 (6)	19,300	19,300
North Carolina Medical Care Commission, Moses Cone Health VRDN, 0.12%, 5/7/14	8,000	8,000
Pennsylvania Economic Dev. Fin. Auth. Unemployment Compensation, VRDN, 0.09%, 5/7/14	26,130	26,130
Pennsylvania Housing Fin. Agency, Single Family VRDN, 0.11%, 5/7/14 (6)	8,045	8,045
Pennsylvania Housing Fin. Agency, Single Family VRDN, 0.12%, 5/7/14 (6)	9,600	9,600
Philadelphia School Dist., GO, VRDN, 0.11%, 5/7/14	18,070	18,070
Providence Health & Services, VRDN, 0.13%, 5/7/14	46,610	46,610
Rochester Health Care Fac., Mayo Clinic, VRDN, 0.07%, 5/7/14	6,150	6,150
Southern Ute Indian Tribe, VRDN, 0.13%, 5/7/14	27,435	27,435
Syracuse IDA, Syracuse Univ., VRDN, 0.08%, 5/7/14	15,830	15,830
Texas, VRDN, 0.10%, 5/7/14	10,860	10,860

Texas, Veterans, VRDN, 0.08%, 5/7/14	10,720	10,720
Texas, Veterans, VRDN, 0.10%, 5/7/14	13,805	13,805
Texas, Veterans Housing, VRDN, 0.11%, 5/7/14 (6)	9,805	9,805
Texas, Veterans Land, VRDN, 0.08%, 5/7/14	4,130	4,130
Texas, Veterans Land, VRDN, 0.11%, 5/7/14 (6)	15,485	15,485
Univ. of California Regents, VRDN, 0.11%, 5/7/14	6,000	6,000
Univ. of California Regents, VRDN, 0.11%, 5/7/14	5,100	5,100
Utah State Board of Regents, Student Loan VRDN, 0.11%, 5/7/14	9,570	9,570
Utah State Board of Regents, Student Loan VRDN, 0.13%, 5/7/14 (6)	6,342	6,342
Wisconsin HEFA, ProHealth Care, VRDN, 0.11%, 5/1/14	45	45
Wisconsin Housing & Economic Dev. Auth., Multi-Family VRDN, 0.12%, 5/7/14	37,220	37,220
Wisconsin Housing & Economic Dev. Auth., Single Family VRDN, 0.15%, 5/7/14	3,410	3,410
Total Variable Rate Demand Notes (Cost $1,177,230)		1,177,230
Total Investments in Securities		
102.9% of Net Assets (Cost $5,937,944)		**$ 5,937,944**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $1,749,516 and represents 30.3% of net assets.

(2) Yankee certificates of deposit are issued by U.S. branches of foreign banks.

(3) Domestic certificates of deposit are issued by domestic branches of U.S. banks.

(4) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $236,058 and represents 4.1% of net assets.

(6) Interest subject to alternative minimum tax

EFA Educational Facility Authority

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On April 30, 2014, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $5,937,944,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2014, management fees waived totaled $9,151,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2014, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At April 30, 2014, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds and 5% were held by the Retirement Funds.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 952,122,827 shares of the fund, representing 16% of the fund’s net assets.

NOTE 6 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2014, the fund earned less than $1,000 in interest income related to loans made to other funds on one day in the average amount of $13,000,000 and at an average annual rate of 1.07%. At April 30, 2014, there were no loans outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. After including reductions resulting from voluntary management fee waivers, the information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014